UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 4, 2013

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2013, Timberline Resources Corporation (the “Registrant”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. as the representative (the “Representative”) of the underwriters named in the Underwriting Agreement (the Representative and the underwriters are collectively referred to herein as, the “Underwriters”). The Underwriting Agreement relates to the issuance and sale in a public offering (the “Offering”) by the Registrant of up to 5,000,000 shares of the Registrant’s common stock (the “Shares”). The Offering will be made in the United States under the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-181378) (the “Registration Statement”), including a base prospectus dated May 22, 2012, as supplemented by a prospectus supplement dated September 4, 2013. The Underwriting Agreement, for a period of twelve months following the closing of the Offering (defined herein), grants the Representative the right of first refusal to act as lead underwriter for each and every future public and private equity and public debt offerings during such period of the Registrant, or any successor to or any subsidiary of the Registrant.

The Underwriting Agreement contains customary representations, warranties and covenants by the Registrant, conditions to closing and indemnification provisions, an underwriters’ over-allotment option to purchase up to an additional 750,000 Shares, as well as a form lock-up agreement that has been signed by certain of the Registrant’s directors and officers, filed herewith as Exhibit 4.1. This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

In connection with the issuance of the Shares in the Offering, Dorsey & Whitney LLP, counsel to the Registrant, delivered an opinion to the Company regarding the legality of the Shares upon issuance and sale thereof, which is attached hereto as Exhibit 5.1. This description of the opinion is qualified in its entirety by reference to Exhibit 5.1.

Item 7.01  Regulation FD

On September 4, 2013, the Registrant issued a press release to announce its intention to commence the Offering entitled “Timberline Resources Announces Proposed Public Offering.” A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

On September 4, 2013, the Registrant issued a press release to announce the pricing of its previously announced Offering entitled “Timberline Resources Announces Pricing of Public Offering of Common Stock.” A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases attached to this current report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

1.1	Underwriting Agreement dated September 4, 2013*
4.1	Form of Lock-up Agreement*
5.1	Opinion of Dorsey & Whitney LLP*
99.1	Press Release dated September 4, 2013**
99.2	Press Release dated September 4, 2013**

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-181378), filed with the SEC of May 11, 2012 and declared effective on May 22, 2012, pursuant to the United States Securities Act of 1933, as amended.

**The Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION (Registrant)

Dated: September 5, 2013	By:	/s/Randal Hardy
Randal Hardy
Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated September 4, 2013*
4.1	Form of Lock-up Agreement*
5.1	Opinion of Dorsey & Whitney LLP*
99.1	Press Release dated September 4, 2013**
99.2	Press Release dated September 4, 2013**

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-181378), filed with the SEC of May 11, 2012 and declared effective on May 22, 2012, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.